June 18, 1996



         The undersigned, who is a nominee for election to the Board of Directors of Pegasystems Inc. (the "Company"), hereby consents to be named in the Company's Registration Statement on Form S-1 and understands that this consent will be filed as an exhibit thereto.





                                                 ------------------------------
                                                 Edward B. Roberts